UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 8, 2023
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(See definition of “large accelerated filer," "accelerated filer," "smaller reporting company” and "emerging growth company" in Rule 12b-2 of the Exchange Act). (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

Emerging growth company	☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).   ☐  Yes    ☒  No
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value	KW	NYSE
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company’s 2023 annual stockholder meeting was held on June 8, 2023. As of the record date for the meeting, the Company had 164,449,003 shares of common stock issued and outstanding or underlying the Company’s outstanding Series A Preferred Stock or the applicable warrants held by holders of shares of the Company’s outstanding Series B Preferred Stock, and entitled to vote.

All of the nominees for director listed in proposal 1 of the proxy statement were elected as follows:

Name	For	Against	Abstain	Broker Non-Votes
Todd Boehly	148,548,182	1,154,859	11,737	5,444,504
David Minella	135,305,571	14,364,964	44,243	5,444,504
Mary Ricks	142,800,601	6,902,082	12,095	5,444,504
Sanaz Zaimi	149,181,973	487,027	45,778	5,444,504

Proposal 2 of the proxy statement, the vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers (commonly referred to as a “say-on-pay” vote), was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
139,120,345	10,547,731	46,702	5,444,504

Proposal 3 of the proxy statement, the vote to approve, on an advisory (non-binding) proposal on whether future advisory votes to approve the compensation of the Company’s named executive officers should occur every one, two or three years, received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
145,825,273	14,679	3,836,822	37,986	5,444,504

Based on the votes set forth above, stockholders selected a frequency of every one year. In light of these voting results, the Company will include a say-on-pay vote in the Company’s proxy materials each year until the next advisory vote on the frequency of future say-on-pay votes required by applicable law.

Proposal 4 of the proxy statement, the ratification of the selection of KPMG LLP as the Company’s independent registered accountants for its fiscal year ending December 31, 2023, was approved by the following votes:

For	Against	Abstain
154,175,767	935,745	47,770

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: June 8, 2023